Cash Distributions	9 Months Ended
Sep. 30, 2013
Cash Distributions [Abstract]
Cash Distributions
4.	Cash Distributions

AllianceBernstein is required to distribute all of its Available Cash Flow, as defined in the AllianceBernstein Partnership Agreement, to its unitholders and to the General Partner. Available Cash Flow can be summarized as the cash flow received by AllianceBernstein from operations minus such amounts as the General Partner determines, in its sole discretion, should be retained by AllianceBernstein for use in its business, or plus such amounts as the General Partner determines, in its sole discretion, should be released from previously retained cash flow.

The General Partner computes cash flow received from operations by determining the sum of:

•	net cash provided by operating activities of AllianceBernstein,

•	proceeds from borrowings and from sales or other dispositions of assets in the ordinary course of business, and

•	income from investments in marketable securities, liquid investments and other financial instruments that are acquired for investment purposes and that have a value that may be readily established,

and then subtracting from this amount the sum of:

•	payments in respect of the principal of borrowings, and

•	amounts expended for the purchase of assets in the ordinary course of business.

On October 24, 2013, the General Partner declared a distribution of $0.46 per AllianceBernstein Unit, representing a distribution of Available Cash Flow for the three months ended September 30, 2013. The General Partner, as a result of its 1% general partnership interest, is entitled to receive 1% of each distribution. The distribution is payable on November 21, 2013 to holders of record on November 4, 2013.